UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 21, 2019

_________________________

Salisbury Bancorp, Inc.

(Exact name of registrant as specified in its charter)

_________________________

Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 7.01.	Regulation FD Disclosure

Salisbury Bancorp, Inc. (“Salisbury”), NASDAQ: “SAL”, the holding company for Salisbury Bank and Trust Company (the “Bank”), announced today that its President and Chief Executive Officer, Richard J. Cantele, Jr. and Executive Vice President and Chief Financial Officer, Peter Albero, will make a presentation at the FIG Partners Newark Investor Day in Newark, New Jersey held on March 21, 2019. The presentation slides, which include a review of financial results and trends through the period ended December 31, 2018, are available in the Shareholder Relations section of Salisbury’s website at salisburybank.com under News & Market Information/Presentations. The information in this Item 7.01 (including the Press Release furnished as Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and is not incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

	(a)	Not Applicable.

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	Exhibits.

		Exhibit 99.1	Press Release dated March 21, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: March 21, 2019	By:	/s/ Peter Albero Peter Albero Executive Vice President and Chief Financial Officer